UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2024
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 11, 2024, PLBY Group, Inc. (the “Company”), in consultation with the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), reached a determination that the Company’s unaudited condensed consolidated financial statements and related disclosures for the three and six months ended June 30, 2023, as reported in the Company’s Quarterly Report on Form 10-Q filed on August 9, 2023 (the “Original Second Quarter 2023 Form 10-Q”), and the three and nine months ended September 30, 2023, as reported in the Company’s Quarterly Report on Form 10-Q filed on November 9, 2023 (the “Original Third Quarter 2023 Form 10-Q”), should be restated and no longer be relied upon due to errors in accounting for the impairment of a license contract and the classification of commission expense adjustments related to contract impairments recorded during such quarters. The Company has determined that it is appropriate to correct such errors in the Company’s previously issued unaudited condensed consolidated financial statements by amending its Original Second Quarter 2023 Form 10-Q (as amended, the “Amended Second Quarter 2023 Form 10-Q”) and its Original Third Quarter 2023 Form 10-Q (as amended, the “Amended Third Quarter 2023 Form 10-Q”). Any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the unaudited condensed consolidated financial statements and related financial results in the Company’s Original Second Quarter 2023 Form 10-Q and Original Third Quarter 2023 Form 10-Q should no longer be relied upon. Such errors did not impact any previously filed audited financial statements. The Audit Committee and management also discussed this conclusion with the Company’s independent registered public accounting firm, BDO USA, P.C.

In the Company’s Original Second Quarter 2023 Form 10-Q and Original Third Quarter 2023 Form 10-Q, the Company impaired a license contract (which was ultimately terminated in the fourth quarter of 2023) and recorded impairment expense in relation thereto. Additionally, commission expense reversals related to contract impairments were recorded as an offset to the impairment expense.

Pursuant to the Company’s completion of its year-end audit procedures for its 2023 fiscal year, the Company determined that the accounting treatment of the license contract, as described above, was incorrect. Rather than recording the impairment expense, the Company should have reduced its deferred revenue on the balance sheet with respect to the impaired license contract. In addition, commission expense reversals should have been recorded as a reduction of the Company’s cost of sales for the applicable quarters, rather than offsetting its impairment expense for such quarters. Tax impacts related to impairment expense recorded in the applicable periods were also corrected. The Company’s determination of the appropriate accounting treatment for the impairment was based on a detailed evaluation of Accounting Standards Codification 606 (Revenue Recognition).

The Company will restate the unaudited condensed consolidated financial statements identified above. The Company expects to file the Amended Second Quarter 2023 Form 10-Q and the Amended Third Quarter 2023 Form 10-Q to include the restated unaudited condensed consolidated financial statements with the U.S. Securities and Exchange Commission as soon as practicable.

Restatement of Financial Statements Included in the Original Second Quarter 2023 Form 10-Q

As a result of the items noted above, the Company will reverse its impairment expense related to a license contract and reduce its deferred revenue in its Amended Second Quarter 2023 Form 10-Q. In addition, the Company’s commission expense reversal will be reclassified from the impairments line item to cost of sales in its Amended Second Quarter 2023 Form 10-Q. Tax impacts related to impairment expense recorded in the applicable periods were also corrected. The amount of each of the foregoing accounting items, and the amount each of them will change in the Company’s restated unaudited condensed consolidated financial statements, are currently under review and may be subject to change, and are therefore not presented herein.

Restatement of Financial Statements included in the Original Third Quarter 2023 Form 10-Q

As a result of the items noted above, the Company will reverse its impairment expense related to a license contract and reduce its deferred revenue in its Amended Third Quarter 2023 Form 10-Q. In addition, the Company’s commission expense reversal will be reclassified from the impairments line item to cost of sales in its Amended Third Quarter 2023 Form 10-Q. Tax impacts related to impairment expense recorded in the applicable periods were also corrected. The amount of each of the foregoing accounting items, and the amount each of them will change in the Company’s restated unaudited condensed consolidated financial statements, are currently under review and may be subject to change, and are therefore not presented herein.

The Company expects that the restatements to properly recognize the license contract impairment and commission expense reversals will:

•reduce a portion of impairment expense and reduce deferred revenue in the restated periods;

•decrease the Company’s net loss for the restated periods;

•increase the Company’s previously reported Adjusted EBITDA for the restated periods;

•decrease the Company’s total liabilities for the restated periods;

•have no effect on revenue or the cash flows of the Company for any period;

•have no effect on the Company’s liquidity position; and

•have no effect on the Company’s future operations.

As described in the Company’s Second Quarter 2023 Form 10-Q and Third Quarter 2023 Form 10-Q, management previously determined that material weaknesses existed in the Company’s internal control over financial reporting in the year ended December 31, 2022. In addition to previously reported material weaknesses, the Company is evaluating the impact of the restatement errors on its internal control over financial reporting.

On March 12, 2024, the Company issued a press release concerning the Company’s determination to restate its interim unaudited condensed consolidated financial statements for the quarters ended June 30, 2023 and September 30, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial reporting and performance, as well as potential financial impacts of corrections of the Company’s financial reporting and performance.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (2) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions; (3) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, commercialization of digital assets, cost reduction initiatives and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company's ability to retain its key employees; (4) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions; (5) changes in applicable laws or regulations; (6) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (7) risks relating to the correction of the Company’s previously reported financial information or uncertainty of its projected financial information, including changes in our estimates of cash flows and the fair value of certain of the Company’s intangible assets, including goodwill; (8) risks related to the organic and inorganic growth of the Company’s businesses, and the timing of expected business milestones; (9) changing demand or shopping patterns for the Company’s products and services; (10) failure of licensees, suppliers or other third-parties to fulfill their obligations to the Company; (11) the Company’s ability to comply with the terms of its indebtedness and other obligations; (12) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (13) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2024	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary